UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2021

Intersect ENT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Adams Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (650) 641-2100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	XENT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
    On May 10, 2021, Intersect ENT, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the first quarter ended March 31, 2021. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure
    The Press Release referenced in Item 2.02 also provides an update to the Company’s previous financial guidance for the year ending December 31, 2021. A copy of the Press Release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K.
    The information in Items 2.02 and 7.01 and Exhibit 99.1 of this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in Item 2.02 and this Item 7.01 and Exhibit 99.1 shall not be deemed incorporated by reference in any filing under the Exchange Act, or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release entitled “Intersect ENT Reports First Quarter 2021 Financial Results” dated May 10, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
May 10, 2021
	By:	/s/ Richard A. Meier
Richard A. Meier
Executive Vice President and Chief Financial Officer